AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to the License Agreement (“Amendment”), having an effective , date of April 7, 2014 (“Amendment Effective Date”), is made and entered by and between Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 (“OSIF”) and Microlin Bio, Inc., a New York based corporation located at 302A West 12th, New York, NY 10014 (“Licensee”).

BACKGROUND

OSIF and Licensee entered into a Patent & Technology License Agreement dated September 6, 2013 (“License Agreement”) with respect to OSIF # A2014-0294; and

OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

The parties agree as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2.	In Section 1, Patent Rights/Technology Rights shall be amended to include the information below:

App. No./ Date of Filing [Tech ID#]	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
61/975,366 April 4, 2014 [2014-218]	Lipid Nanoparticle Compositions and Methods of Making and Methods of Using the Same	R. Lee	☒ No	MacMillan, Sobanski, and Todd LLC

3.	In Section 3.1(a), “Patent expenses due upon Effective Date” shall be amended to include the information below:

Patent expenses due upon Effective Date	Amount	based on invoices received as of:
Tech ID#2014-218	Current Estimate: $8,500 – invoice for 4/04/14 filing not yet received	Reimbursement of past patent cost and future patent cost due upon Licensee receipt of invoice from OSIF

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4.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

5.	Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

[AUTHORIZED SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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OHIO STATE INNOVATION FOUNDATION		MICROLIN BIO, INC.

By:	/s/ Timothy R. Wright	By:	/s/ Joseph Hernandez

Name:	Timothy R. Wright	Name:	Joseph Hernandez

Title:	President	Title:	CEO & President

Date:	4-8-14	Date:	4-10-14

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